Exhibit 10.5

BRIDGE WARRANT

NEITHER THIS WARRANT NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGULATION S THEREUNDER, AND, ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

NEORX CORPORATION

WARRANT TO PURCHASE COMMON STOCK

No. W-	February 1, 2006

Void After February 1, 2011

THIS CERTIFIES THAT, for value received,                                      , with its principal office at                                         , or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from NeoRx Corporation, a Washington corporation, with its principal office at 300 Elliott Avenue West, Suite 500, Seattle, WA 98119-4114 (the “Company”) up to                      shares of the Common Stock of the Company (the “Common Stock”), subject to adjustment as provided herein.  This Warrant is one of a series of Warrants being issued pursuant to the terms of the Note and Warrant Purchase Agreement (the “Agreement”) dated as of February 1, 2006 (the “Agreement Date”) to the persons listed on the Schedule of Purchasers thereto and in connection with the consummation of the transactions described in that certain Securities Purchase Agreement dated as of February 1, 2006 (the “Securities Purchase Agreement”).  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement.

1.             DEFINITIONS.  As used herein, the following terms shall have the following respective meanings:

(a)           “Exercise Period” shall mean the period commencing on the date hereof and ending February 1, 2011, unless sooner terminated as provided below.

(b)           “Exercise Price” shall mean $0.77 per share, subject to adjustment pursuant to Sections 5 and 6 below.

(c)           “Exercise Shares” shall mean the shares of the Company’s Common Stock issued or issuable upon exercise of this Warrant, subject to adjustment and limitation pursuant to the terms herein.

(d)           “Fundamental Transaction” means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a change in the jurisdiction of incorporation of the Company), (2) the Company effects any sale, exclusive license or other conveyance of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a change in par value, or from par value to no par value, or no par value to par value, or as a result of a stock dividend, subdivision, split-up or combination of shares).

2.             EXERCISE OF WARRANT.

2.1          Method of Exercise.  The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)           An executed Notice of Exercise in the form attached hereto;

(b)           Payment of the Exercise Price either (i) in cash or by check or wire transfer of immediately available funds, or (ii) pursuant to a Cashless Exercise, as described below; and

(c)           This Warrant.

Immediately prior to the expiration of the Exercise Period, the portion of this Warrant not exercised prior thereto shall automatically be deemed to be exercised in full in the manner set forth in Section 2.2, without any further action on behalf of the Holder; provided, however, that in the event that the cashless exercise formula set forth in Section 2.2 yields a result that is less than or equal to zero, then the unexercised portion of this Warrant shall automatically terminate and become void.  The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the affected Holder.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or Persons affiliated with the Holder, if the Holder so designates, as promptly as practicable, and in any event within three (3) Business Days thereafter and shall be issued in certificate form and delivered to the Holder.

The Person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2          Cashless Exercise.  Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Notice of Exercise, and the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

	X =	Y (B-A)
B

Where:	X =	the number of shares of Common Stock to be issued to the Holder.

	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

	A =	the Exercise Price.

	B =	the Current Market Price of one share of Common Stock.

“Current Market Price” means on any particular date:

(a)           if the Common Stock is traded on the Nasdaq Capital Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such market over the five (5) trading days ending immediately prior to the applicable date of valuation;

(b)           if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq Capital Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) trading days ending immediately prior to the applicable date of valuation;

(c)           if the Common Stock is traded over-the-counter, but not on the Nasdaq Capital Market, the Nasdaq National Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

(d)           if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company upon due consideration of the proposed determination thereof by the Holder.

2.3          Partial Exercise.  If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 10 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other Person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder.  In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share.  Fractional Exercise Shares shall be treated as provided in Section 7 hereof.

3.             COVENANTS OF THE COMPANY.

3.1          Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant (taking into account any adjustments and restrictions set forth in Sections 5, 6, 7, 8 and 9 hereof). .  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

3.2          No Impairment.  Except and to the extent as waived or consented to by the Holder or otherwise in accordance with Section 13 hereof, the Company will not, by amendment of its Articles of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all commercially reasonable actions as may be necessary in order to protect the exercise rights of the Holder against impairment.

3.3          Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least twenty (20) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not adversely affect the validity of the dividend or distribution required to be specified in such notice.

3.4          Charges, Taxes and Expenses.  Issuance and delivery of Exercise Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Exercise Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Exercise Shares upon exercise hereof.

4.             REPRESENTATIONS OF HOLDER.

4.1          Acquisition of Warrant for Personal Account.  The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other Persons regarding the sale or distribution of said Warrant, or except in accordance with the provisions of Article 6 of the Securities Purchase Agreement with respect to the Exercise Shares, and except as would not result in a violation of the Securities Act.  The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with the Securities Act and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Article 6 of the Securities Purchase Agreement or pursuant to and in accordance with the Securities Act.

4.2          Securities Are Not Registered.

(a)           The Holder understands that the offer and sale of the Warrant and the Exercise Shares have not been registered under the Securities Act on the basis of specific exemptions from the registration provisions of the Securities Act, which exemptions depend upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein.  The Holder realizes that the basis for such exemptions may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.  Except in accordance with Article 6 of the Securities Purchase Agreement, the Holder has no such present intention.

(b)           The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Purchase Agreement, the Exercise Shares, or to comply with any exemption from such registration.

4.3          Disposition of Warrant and Exercise Shares.

(a)           The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i)            The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;

(ii)           There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)         The Holder shall have notified the Company of the proposed disposition and shall have delivered to the Company an opinion of counsel to the Holder reasonably satisfactory to the Company to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws.

Notwithstanding the foregoing provisions of this Section 4.3 above, no such restrictions shall apply to a transfer or assignment by a Holder that is: (i) a partnership transferring to its partners or former partners in accordance with partnership interests; (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder; (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; (iv) an affiliated investment fund transferring to another affiliated investment fund; or (v) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transfer is effected in accordance with applicable securities laws, including establishing that the transferee qualifies as an “accredited investor” within the meaning of the Securities Act and the transferee agrees in writing to be subject to the terms of this Warrant and the Securities Purchase Agreement to the same extent as if the transferee were an original Holder hereunder and thereunder.

(b)           The Holder understands and agrees that all certificates evidencing the Exercise Shares to be issued to the Holder may bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGULATION S THEREUNDER, AND ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT

OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

5.             ADJUSTMENT OF EXERCISE PRICE.  In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend or distribution, subdivision, split-up, or combination of shares, the number of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the Exercise Price and/or number of shares subject to this Warrant.  The Company shall promptly provide a certificate from the Company notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number of shares issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number of shares under this Warrant after giving effect to such adjustment.

6.             OTHER ACTION AFFECTING COMMON STOCK.  In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in Section 5, then, if such action will materially adversely effect the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may equitable in the circumstances; provided, that, the mere authorization or issuance of additional shares of capital stock of the Company (other than pursuant to a stock dividend) shall not be considered an action creating any right to adjustment under this Section 6.

7.             FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

8.             OVERALL CAP ON COMMON STOCK ISSUED AND ISSUABLE.

8.1          ISSUABLE MAXIMUM.  Notwithstanding anything herein or in the Related Agreements to the contrary, if the rules of Nasdaq require, the Holder shall not have the right to acquire the Bridge Notes and the Bridge Warrants or to convert or exercise any portion thereof into shares of Common Stock in accordance with their terms (such shares of Common Stock being referred to herein as “Conversion Shares”), to the extent that either: (i) the aggregate number of Conversion Shares issued and issuable by the Company pursuant to the Bridge Notes and the Bridge Warrants exceeds 19.9% of the number of shares of Common Stock or the voting power of the Company outstanding on the original date of issuance of the Bridge Notes and the Bridge Warrants (“Date of Original Issuance”) or (ii) after giving effect to such acquisition, conversion or exercise, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 19.9% of the number of shares of the Common Stock or the voting power of the Company outstanding immediately after closing of the Bridge Loan  (the securities issued and issuable up to and in compliance with the 19.9% thresholds described in clauses (i) and (ii) above, being referred to herein as the “Issuable Maximum”), unless the issuance of securities in excess of the Issuable Maximum shall first be approved by the Company’s shareholders in accordance with applicable law and the Bylaws and Articles of Incorporation of the Company.  If, at the time of any potential issuance of the Bridge Notes and the Bridge Warrants, or any conversion or exercise thereof, the Conversion Shares issued and issuable exceed the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), the Company shall issue to the Holder a number of Bridge Notes, Bridge Warrants and Conversion Shares not exceeding the Issuable Maximum, and the remainder of the Bridge Notes, Bridge Warrants and Conversion Shares to be issued  shall constitute “Excess Shares” pursuant to Section 8.2 below.

8.2          SHAREHOLDER APPROVAL OF EXCESS SHARES.  In the event than the Holder’s receipt of Bridge Notes, Bridge Warrants and Conversion Shares is restricted based on the Issuable Maximum, the Company shall promptly call a shareholder’s meeting for the purpose of obtaining shareholder approval of the issuance of the Excess Shares to the Holder.  No Conversion Shares issued pursuant to conversion or exercise of any Bridge Notes or Bridge Warrants shall be entitled to vote to approve the issuance of the Excess Shares.

8.3          NO WAIVER.  Neither the Company nor any Holder may waive the provisions of this Section 8.

9.             CERTAIN EVENTS.   If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Exercise Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  At the Holder’s sole option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the

Warrant from the Holder for a purchase price, payable in cash within five trading days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request.  The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 9 and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall provide to the Holder ten days’ advance written notice of such  Fundamental Transaction, and the Holder shall have the option, in its sole discretion, to allow any unexercised portion of the Warrant to be deemed automatically exercised pursuant to Sections 2.1 and 2.2. This Warrant will be binding upon the successors and assigns of the Company upon a Fundamental Transaction.

10.          NO SHAREHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

11.          TRANSFER OF WARRANT.  Subject to applicable laws and compliance with Section 4.3 hereof and the terms of the Securities Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any authorized transferee designated by the Holder.  The authorized transferee shall sign an investment letter in form and substance satisfactory to the Company.

12.          LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof but shall not include a surety bond), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

13.          MODIFICATIONS AND WAIVER.  Unless otherwise provided herein, this Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and (i) Purchasers holding Warrants representing at least 60% of the aggregate number of Exercise Shares then issuable upon exercise of the Warrants issued under the Purchase Agreement provided, however, that such modification, amendment or waiver is made with respect to all Warrants issued under the Purchase Agreement and does not adversely affect the Holder without adversely affecting all holders of such Warrants in a similar manner; or (ii) the Holder.

14.          NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address listed on the signature page and to the Holders at the addresses on the Company records (as provided by the Holder to the Company), or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.

15.          ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein and in the Agreement and the Securities Purchase Agreement.

16.          GOVERNING LAW.  This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California without regard to the principles of conflict of laws.

17.          DESCRIPTIVE HEADINGS.  The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

18.          SEVERABILITY.  The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

19.          ENTIRE AGREEMENT.  This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of February 1, 2006.

NEORX CORPORATION

Gerald McMahon
Chairman and Chief Executive Officer

Address:	300 Elliott Avenue West, Suite 500
Seattle, WA 98119-4114
Attention: Chief Financial Officer
Facsimile: (206) 286-2537

NOTICE OF EXERCISE

TO:  NEORX CORPORATION

(1)           The undersigned hereby elects to (check one box only):

☐            purchase                  shares of the Common Stock of NeoRx Corporation. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.

☐            purchase the number of shares of Common Stock of the Company by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to                 shares.

(2)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)           The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares except pursuant to Article 6 of the Purchase Agreement; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; and (iv) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act of 1933, as amended, covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel to the undersigned satisfactory to the Company, stating that such registration is not required.

Holder’s Name:
(Date)

NOTE: SIGNATURE MUST CONFORM IN ALL	(Authorized Signature)
RESPECTS TO THE NAME OF HOLDER AS
SPECIFIED ON THE FACE OF THE WARRANT.
(Title)

ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with applicable law and the terms of the Warrant, execute this form and supply required information.  Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print) ,

and		is hereby appointed attorney to transfer said
rights on the books of NeoRx Corporation, with full power of substitution in the premises.
Dated: ,	20

Holder’s Name:

Signature:

Title:

Holder’s Address:

Telephone:

Facsimile:

Signature
Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.